Property and Equipment, Net (Tables)	12 Months Ended
Dec. 31, 2023
Property, Plant and Equipment [Abstract]
Schedule of Property and Equipment, Net
Property and equipment, net consisted of the following:

	December 31,
(in thousands)	2023	2022
Laboratory equipment	$1,483	$1,395
Computer equipment	435	435
Construction-in-progress	—	104

Total property and equipment	1,918	1,934
Less: accumulated depreciation and impairment	(1,918)	(1,004)

Property and equipment, net	$—	$930